FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                        Date of Report:   November 18, 2003


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                      Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 5.   Other Events.

     On November 18, 2003, BorgWarner Inc. issued a press release announcing that the Company's Board of Directors has approved a quarterly cash dividend of $0.25 per share payable on February 17, 2004 to shareholders of record on February 2, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1)    BorgWarner Inc. Press Release dated November 18, 2003.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Vincent M. Lichtenberger
                                   By:------------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated:    November 18, 2003